SCHEDULE 14C INFORMATION

            INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                OF THE SECURITIES EXCHANGE ACT OF 1934


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                           The Calvert Fund
           (Name of Registrant as Specified in Its Charter)
                   Calvert New Vision Small Cap Fund


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                           The Calvert Fund
                       New Vision Small Cap Fund
                  4550 Montgomery Avenue, Suite 1000N
                       Bethesda, Maryland 20814


                         INFORMATION STATEMENT
        REGARDING THE SELECTION OF A NEW INVESTMENT SUB-ADVISOR

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

This Information Statement is being supplied to all shareholders of the Calvert New Vision Small Cap Fund (the "Fund"). Since inception, the Fund has been allowed to act under an exemptive order granted by the U.S. Securities and Exchange Commission whereby the Fund and Calvert Asset Management Company, Inc., (the "Advisor" or "CAMCO") may enter into and materially amend the Investment Subadvisory Agreement without shareholder approval.

The rationale for this grant of authority is that the Advisor's constant supervision of the subadvisor permits the proportion of shareholders' assets subject to particular subadvisor styles to be reallocated (or a new subadvisor introduced) in response to changing market conditions or subadvisor performance, in an attempt to improve the Fund's overall performance. In essence, the exemptive order permits the Advisor to select the subadvisor best suited to achieve the Fund's investment objective.

Obtaining shareholder approval of a subadvisor and investment subadvisory agreement can impose costs on the Fund without advancing shareholder interests. Shareholders' interests are adequately protected by their voting rights with respect to the investment advisory agreement and the responsibilities assumed by the Advisor and the Fund's Board of Trustees. Further, it has become increasingly difficult to obtain shareholder quorums for shareholder meetings. Without authority to make such decisions, the Fund could be left with an ineffective subadvisor while awaiting shareholder approval. Lastly, requiring shareholder approval of a new subadvisor and amendments to the Investment Subadvisory Agreement would prevent the Fund from promptly and timely employing the subadvisor best suited to the needs of the Fund.

     Accordingly, pursuant to this exemptive order, as discussed above as well as in the Prospectus and Statement of Additional Information for the Fund both dated July 31, 1997, revised October 22, 1997, and following the selection of the new subadvisor, the Fund is providing information about a new subadvisor and of the implementation of a new Investment Subadvisory Agreement.

This Information Statement is expected to be mailed to shareholders of record on or about October 22, 1997.

Shareholders of the Fund of record at the close of business on September 30, 1997 (""record date"") are entitled to receive this Information Statement.

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As of September 30, 1997, the following shareholders owned of record
5% of the Class A shares of the Fund:

Name and Address                                            % of Ownership

Calvert Distributors, Inc.                                       14.49%
4550 Montgomery Ave., Ste. 1000N
Bethesda, MD 20814

Norwin Wong                                                       6.96 %
c/o Portfolio Advisor Services, Inc.
725 S. Figueroa St., Ste. 2328
Los Angeles, CA 90017-5425

As of September 30, 1997, the following shareholders owned of record 5% or more of the Class C shares of the Fund:

Name and Address                                            % of Ownership

Calvert Distributors, Inc.                                        16.37%
4550 Montgomery, Ave., Ste. 1000N
Bethesda, MD 20814-3343

Norwin Wong                                                        7.86%
c/o Portfolio Advisor Services, Inc.
725 S. Figueroa St., Ste. 2328
Los Angeles, CA 90017-5425

Background. CAMCO serves as investment advisor to the Fund and to several other registered investment companies in the Calvert Group Family of Funds. "Calvert Distributors, Inc. ("CDI") serves as the principal underwriter to the Fund. Calvert Administrative Services Company ("CASC") has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs. CAMCO, CDI and CASC are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814, and are indirectly wholly-owned subsidiaries of Acacia Mutual Life Insurance Company.

CAMCO "has traditionally contracted out subadvisory services for the Fund. From the Fund's inception through September 30, 1997, the Fund's subadvisor was Portfolio Advisory Services, Inc. ("PASI"), a California corporation. Its principal business office is 725 South Figueroa Street, Suite 2328, Los Angeles, California, 90017.

The agreement with PASI as it related to the Fund is dated as of January 1997. Under that agreement, PASI received a fee from the Advisor based on a percentage of the Fund's average daily net assets. Since the inception of the Fund through September 30, 1997, $7,390 in fees have been paid to PASI.

At a meeting of the Board of Trustees held on September 9, 1997, acting pursuant to the exemptive order discussed above, the Board decided to replace PASI as the subadvisor to the Fund effective October 1, 1997. In this connection, the Board determined that shareholders may benefit from the services of a different investment subadvisor whose management style might better achieve the Fund's objective of capital appreciation. After careful consideration by the Advisor of the many candidates, the Advisor recommended, and the Board selected, Awad & Associates ("AWAD") as the new subadvisor for the Fund. In order to make its decision, the Board received and subsequently evaluated information about AWAD. This information included details about the firm in general and copies of regulatory disclosure materials filed with the Securities and Exchange Commission. The Advisor met with AWAD, and AWAD made a presentation to the Board and responded to members' questions at the Board meeting.

Investment Subadvisor. Effective October 1, 1997, Awad & Associates is the subadvisor for the Fund. AWAD is a joint venture between James
D. Awad and Raymond James Financial, Inc., a New York Stock Exchange investment firm. AWAD was established in 1992 and is located at 477 Madison Avenue, New York, New York 10022. AWAD had $947 million in assets under management as of September 30, 1997. The firm's portfolio managers adhere to a bottom-up, earnings-driven discipline with emphasis on internal fundamental research.

AWAD is a division of Raymond James & Associates, Inc., a full-service brokerage and New York Stock Exchange member, whose main offices are located at The Raymond James Financial Center, 880 Carillon Parkway, St. Petersburg, Florida 33716. AWAD is a subsidiary of Raymond James Financial, Inc., a diversified financial services holding company whose subsidiaries engage primarily in securities brokerage, investment banking, asset management, banking and trust services. Raymond James Financial's corporate headquarters are located at The Raymond James Financial Center, 880 Carillon Parkway, St. Petersburg, Florida 33716.

AWAD currently provides investment advisory services to four other mutual funds with investment objectives similar to that Fund:

Mutual Fund                        Assets Under Management  Management Fees

Calvert Strategic Growth Fund        $110 milliion          0.40% of net assets
Acacia Capital Corp., Calvert
 Responsibly Invested Strategic
 Growth Portfolio*                    $4.1 million          0.40% of net assets
Heritage Small Cap Stock Fund         $121.6 million        0.50% of net assets
The Timothy Plan                      $18  million          0.45% of net assets



* AWAD assumed management effective October 1, 1997 and shareholder approval of the investment management contract is being solicited via proxy.



With respect to these other mutual funds, AWAD has not waived, reduced, or otherwise agreed to reduce its compensation under the applicable investment management contracts.

The Fund will be managed by a team of investment professionals. The senior investment officer is James D. Awad. Mr. Awad has been in the investment business since 1965, focusing on research and portfolio management. Prior to forming AWAD, he was President of BMI Capital, a money management firm he founded. In addition, he has managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad earned his Master of Business Administration degree from Harvard Business School and his Bachelor of Science degree from Washington & Lee University.

Dennison T. Veru is President of AWAD. Mr. Veru joined AWAD in 1992 coming from Smith Barney Harris Upham where he was Senior Vice President of the firm's Whiffletree Capital Management division specializing in small and medium capitalization stocks. From 1988 through 1990, he was a Vice President of Broad Street Investment Management. Prior to that, he was an Assistant Vice President at Drexel Burnham Lambert. Mr. Veru is a graduate of Franklin and Marshall College.

AWAD specializes in small capitalization stocks, focusing on growth at a value price, bottom-up approach to stock selection. The firm's main investment objective in asset management is to protect the investor's capital, generate capital appreciation substantially in excess of inflation and reduced-risk returns and provide returns in excess of applicable stock and bond indices. All portfolio investments are regularly scrutinized to provide a substantial risk/return benefit and to ensure that portfolios are properly positioned relative to the client's investment objectives.

AWAD's investment strategy is to: (1) "invest in quality" companies with steady earnings and cash flow growth, dominant market position or strong niche franchise and a good (or improving) balance sheet, excess cash flow generation from operations, strong dividend histories (where appropriate), high management stock ownership and ability to grow in a stagnant economic environment and thrive as the economy improves; (2) "buy with discipline" those companies with low absolute and comparative price-to-earnings ratios, low price-to-book value and low price relative to the company's industrial value as the same may be viewed by a strategic acquirer;
(3) "sell with discipline" those companies whose price-to-earnings ratio has risen to a premium, corporate fundamentals change or stock prices rise above the target price. Further, AWAD seeks portfolio construction in four conceptual areas: core growth holdings, restructured companies demonstrating renewed growth, emerging companies and strategic acquisition candidates in consolidating industries.

AWAD utilizes the expertise of an investment advisory board which meets regularly to review results and corporate and investment strategy. Members are James D. Awad, Dennison T. Veru, Thomas A. James, Chairman, Raymond James Financial, Inc. and Thomas Barry, President and Chief Executive Officer, Zephyr Management, Inc. and past President, Rockefellar & Co.

AWAD's Principal Executive Officers are as follows:

Name and Title              Name of Company and          Principal Occupation
with AWAD                   Principal Business Address

James D. Awad              Awad & Associates             Chairman and Chief
                           477 Madison Avenue
                           Investment Officer
                           New York, New York 10022

Dennison T. Veru           Awad & Associates             President
                           477 Madison Avenue
                           New York, New York 10022

John P. Middleton          Awad & Associates             Vice President
                           477 Madison Avenue
                           New York, New York 10022

Paul Kleinberg             Awad & Associates             Portfolio Manager
                           477 Madison Avenue
                           New York, New York 10022

Nicholas R. Pontikes       Awad & Associates             Equity Research Analyst
                           477 Madison Avenue
                           New York, New York 10022

Investment Subadvisory Agreement. The Investment Subadvisory
Agreement (the "Subadvisory Agreement") between the Advisor and
AWAD, contains substantially the same terms as governed the Advisor's previous arrangement with PASI, except with respect to the fee structure. As with the arrangement between the Advisor and PASI, AWAD's fee for subadvisory services will be paid by the Advisor. Under the Subadvisory Agreement, AWAD receives a fee, payable monthly of 0.40% of the average daily net assets whereas, under the previous arrangement, PASI received 0.47% of average daily net assets.

Annual Reports. The audited Annual Report to Shareholders of the Fund is incorporated by reference into this Information Statement. Copies of the Annual Report and the most recent semi-annual report succeeding the annual report may be obtained without charge by writing to the Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (800) 368-2745.